UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): January 15, 2015

Knowledge Machine International, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	333-191175	90-0925768
(State or Other Jurisdiction of Incorporation)	Commission File Number	(IRS Employer Identification No.)

14 Hayward Brook Drive, Concord, NH	03301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (603) 717-6279

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01—OTHER EVENTS

On December 23, 2014, we received a subpoena dated December 22, 2014, from the U.S. Securities and Exchange Commission (the “SEC”) requesting certain corporate documents in connection with a non-public formal investigation of another company by the SEC’s Division of Enforcement. Although the subpoena references another company, the accompanying letter states that the investigation covers other securities, persons, or entities. The SEC’s subpoena and accompanying letter did not indicate whether our company is, or is not, under investigation. In addition, the SEC may in the future require us to produce additional documents or other materials or provide representatives for testimony.

Management does not have any additional information at this point that would lead us to believe that we are presently the subject of this investigation. Management is fully cooperating with the SEC and is completing the production of documents in response to the subpoena. In general, the subpoena requires that we give the SEC a broad range of documents regarding both the parent and its operating subsidiary. Management is unaware of the scope or timing of the SEC’s investigation. As a result, we do not know how the SEC investigation is proceeding, when the investigation will be concluded, or if we will become involved to a greater extent than in response to the current subpoena. If we receive additional subpoenas or other requests for documents from the SEC, complying with any such future requests could require additional time and attention from our officers and directors. Additionally, it may be necessary to allocate corporate financial resources to adequately respond to this matter. Prompted by the SEC inquiry and to guide upcoming strategic discussions, we are conducting an internal investigation of the circumstances surrounding our organization and our public offering in early 2014.

FORWARD-LOOKING STATEMENTS

This report contains forward-looking statements about our expectations, beliefs, or intentions regarding, among other things, the subject matter of this report. Forward-looking statements can be identified by the use of forward-looking words such as “believe,” “expect,” “intend,” “plan,” “may,” “should,” or “anticipate” or their negatives, other variations of these words, or other comparable words and by the fact that these statements do not relate strictly to historical or current matters. Forward-looking statements relate to anticipated or expected events, activities, trends, or results as of the date they are made. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties that could cause our actual results to differ materially from any future results expressed or implied by the forward-looking statements. Many factors could cause our actual activities or results to differ materially from the activities and results anticipated in forward-looking statements, including, but not limited to, those set forth in this report.

All forward-looking statements attributable to us or persons acting on our behalf speak only as of the date of this report and are expressly qualified in their entirety by the cautionary statements included in this report. We undertake no obligations to update or revise forward-looking statements to reflect events or circumstances that arise after the date made or to reflect the occurrence of unanticipated events. In evaluating forward-looking statements, you should consider these risks and uncertainties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Knowledge Machine International, Inc.

Date: January 15, 2015	By:	/s/ Vivek R. Dave
Vivek R. Dave, Ph.D., Chief Executive Officer